UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2026

Lincoln International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-43306	38-4224068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
110 North Wacker Drive, 51st Floor
Chicago, Illinois 60606
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (312) 580-8339
Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.00001 par value per share	LCLN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02    Results of Operations and Financial Condition.
On November 5, 2026, Lincoln International, Inc. (the “Company”) issued a press release (the “Earnings Release”) announcing its financial results for the third quarter ended September 30, 2026. A copy of the Earnings Release is furnished as Exhibit 99.1 to this current report on Form 8-K.

The information contained in this Item 2.02 of this current report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Earnings Release, dated November 5, 2026 (furnished pursuant to Item 2.02).
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN INTERNATIONAL, INC.
Date: November 5, 2026	By:	/s/ Theodore J. Heidloff
Theodore J. Heidloff
Chief Financial Officer